UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reports) January 16, 2007
EXPRESS SCRIPTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20199 (Commission File Number)	43-1420563 (IRS Employer Identification Number)

13900 Riverport Drive
Maryland Heights, Missouri (Address of principal executive offices)		63043 (Zip Code)
(314) 770-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBITS
Consent of Independent Registered Public Accounting Firm
Exhibit 99.1

Item 8.01. Other Events.
     As previously reported in our Quarterly Report on Form 10-Q for the period ended September 30, 2006, the operations of our Specialty business and PBS unit were combined during the third quarter in order to capture natural synergies between the two businesses which share common products and customers. Accordingly, we now report these two businesses in one combined segment, labeled Specialty and Ancillary Services (“SAAS”). These segment changes will be reflected in our current and historical financial information to be reported in our Annual Report on Form 10-K for the year ended December 31, 2006. We are voluntarily filing this Current Report on Form 8-K to reflect these segment related changes and other minor reclassifications, in advance of the filing of our Annual Report. We have modified certain of our disclosures for 2005, 2004 and 2003 to conform to this change. In addition, we have reclassified certain amounts deemed immaterial between revenue and cost of revenue. There is no effect on gross profit. In Exhibit 99.1 to this Current Report on Form 8-K, we have conformed the following items that were contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 to reflect these changes:
•	Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	Item 7A, “Quantitative and Qualitative Disclosures About Market Risk;” and

•	Item 8, “Financial Statements and Supplementary Data.”
     The information included in this Current Report on Form 8-K is presented in connection with the changes described above. The information contained in this Current Report on Form 8-K is presented as of December 31, 2005, and except as indicated above, this information has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. Other than the reclassifications discussed above, there is no change to the Company’s previously reported consolidated operating results. There is no change to the Company’s previously reported consolidated financial condition or cash flows. Therefore, this filing should be read together with other documents we have filed with the SEC subsequent to the filing of the original Annual Report on Form 10-K for the year ended December 31, 2005. Information in such reports and documents updates and supersedes certain information contained in this document.
Item 9.01. Financial Statements and Exhibits.
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Consolidated Financial Statements” of Express Scripts, Inc. as of December 31, 2005 and 2004 and for the three years ended December 31, 2005, reflecting the combination of our Specialty and PBS businesses into a single operating and reporting segment which was effective during the quarter ended September 30, 2006, as well as the reclassification of certain amounts between revenue and cost of revenue. Item 8 includes the Report of Independent Registered Public Accounting Firm dated February 22, 2006, except with respect to our opinion on the consolidated financial statements insofar as it relates to the effects of the changes in segments as discussed in Note 11, as to which the date is January 16, 2007.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
By:	/s/ Edward Stiften
Edward Stiften
Senior Vice President and Chief Financial Officer

Dated: January 16, 2007

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EXHIBITS
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Consolidated Financial Statements” of Express Scripts, Inc. as of December 31, 2005 and 2004 and for the three years ended December 31, 2005, reflecting the combination of our Specialty and PBS businesses into a single operating and reporting segment which was effective during the quarter ended September 30, 2006, as well as the reclassification of certain amounts between revenue and cost of revenue. Item 8 includes the Report of Independent Registered Public Accounting Firm dated February 22, 2006, except with respect to our opinion on the consolidated financial statements insofar as it relates to the effects of the changes in segments as discussed in Note 11, as to which the date is January 16, 2007.

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